Finance Income and Expenses	12 Months Ended
Dec. 31, 2025
Disclosure Of Detailed Information About Finance Income And Expense [Abstract]
Finance income and expenses

10. Finance income and expenses

	2025	2024	2023
Interest income	4,493	10,297	12,666
Other financial income	155	201	329
Fair value changes on derivatives	—	—	611
Fair value changes on Convertible Notes	5,296	32,954	96,445
Net foreign exchange difference	—	14,306	7,825
Total finance income	9,944	57,758	117,876
Interest expenses on loans and borrowings	(58,792)	(57,797)	(42,554)
Interest expenses on lease liabilities	(2,940)	(4,682)	(6,779)
Fair value changes on derivatives	(34)	(1,684)	—
Other financial expenses	(22,088)	(6,016)	(19,696)
Net foreign exchange difference	(3,278)	—	—
Total finance expenses	(87,132)	(70,179)	(69,029)

Fair value changes on Convertible Notes (as defined below) contain the fair value changes less the coupon rate and changes in credit risk. The coupon rate on the Convertible Notes is 9.25%. Interest expenses on loan and borrowings for the twelve months ended December 31, 2025, 2024 and 2023 contain interest expense on Convertible Notes of $36.0 million, $33.8 million and $22.4 million, respectively. See Note 3 “Financial risk management” and Note 25 “Interest-bearing loans and borrowings”.

Other financial expenses for the year ended December 31, 2025 mainly consist of $19.9 million in transaction costs relating to the Group’s financing arrangements.

Other financial expenses for year ended December 31, 2024 mainly consist of $5.0 million in transaction costs relating to amendments in the Group’s financing arrangements.

Other financial expenses for the year ended December 31, 2023 mainly consist of $17.5 million in transaction costs relating to the Group’s financing arrangements.

See Note 25 “Interest-bearing loans and borrowings” for further details.